Exhibit 4.a

                        TEXT OF COMMON STOCK CERTIFICATE

                                  COMMON STOCK

NUMBER                                                                    SHARES
|__|                                                                        |__|

INCORPORATED UNDER THE LAWS                                   See reverse for
OF THE STATE OF NEVADA      SOUTH AMERICAN MINERALS, INC.   certain definitions
                                                           CUSIP No. 836303 10 7

THIS CERTIFIES THAT ________________________________________

IS THE RECORD OWNER OF _____________________________________

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.10 PAR VALUE, OF

                          SOUTH AMERICAN MINERALS, INC.

(hereinafter and on the back hereof called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation and of the Corporation and of the amendments thereto (copies of which are on file at the office of the Transfer Agent), so all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:

                                [CORPORATE SEAL]
_____________________________                      _____________________________
         Secretary                                           President

Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY
         Transfer Agent and Registrar


By  _______________________________
         Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  as tenants in common                UNIF GIFT MIN ACT Custodian
TEN ENT  as tenants by the entireties                          (Cust) (Minor)
JT TEN   as joint tenants with right              under Uniform Gifts to Minor
         of survivorship and not as               Act_______________________________
         tenants in common                                          State
                                             UNIF TRF MIN ACT  Custodian (until age __)
                                                               (Cust) (Minor)
                                             _______ under Uniform Transfer to Minors Act _______
                                             (Minor)                                      (State)

    Additional abbreviations may also be used though not in the above list.

 For value received, _____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
         OF ASSIGNEE
|______________|

________________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________ Shares of the Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint __________________ __________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ________________________


                                                X_______________________________
                                                X_______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED


By ______________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM)


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